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                                                                   EXHIBIT 10.35

SAVIN                                                               [SAVIN LOGO]

                             MASTER LEASE AGREEMENT

   ADMINISTRATION CENTER, 333 LUDLOW ST. STAMFORD, CT 06904      001-0001009-001
                                                                 MASTER LEASE
                                                                   AGREEMENT NO.

Dear Customer: This Master Lease Agreement ("Lease") is written in simple and easy-to-read language. Please read this Lease thoroughly and feel free to ask any questions you may have about it. The words YOU and YOUR mean the Lessee. The words WE, US and OUR refer to the Lessor.

CUSTOMER INFORMATION                                 BILLING CONTACT

Lessee Name Insurance Auto Auctions, Inc.            Contact Person Dena Strand

Billing Address 850 E. Algonquin Rd., Ste. 100,      PHONE NO. (847) 839-3939
 Schaumburg. IL 60173
                     Address         City   State   Zip

Equipment Location     See Exhibit A
                                      Address    City    County     State   Zip

MASTER AGREEMENT

The terms of this Agreement are master terms which may be incorporated into, and constitute a part of one or more Schedules between us and you. Each Schedule will constitute a separate, assignable Lease Agreement which incorporates the terms of this Agreement. When the term "Lease" is used in this Master Agreement, it will mean each Schedule individually, together with the terms of this Master Agreement. This Master Lease and each Schedule is a complete and exclusive statement of our Agreement concerning the Schedule.

TERMS/CONDITIONS

IMPORTANT: NEITHER THE SUPPLIER NOR ANY SALESPERSON ARE THE LESSOR'S AGENT. THEIR STATEMENTS WILL NOT AFFECT THE RIGHTS OR OBLIGATIONS PROVIDED IN THIS LEASE.

1 LEASE AGREEMENT; PAYMENTS: We agree to Lease to you and you agree to lease from us the Equipment ("Equipment") listed on any Schedule entered into by both of us. You promise to pay us the Lease payments shown on any Schedule according to the terms of the Schedule.

2 GENERAL TERMS; EFFECTIVENESS: You agree to all the terms and conditions of this Master Lease and each Schedule. The Equipment will not be used for personal, family or household purposes. You acknowledge receipt of a copy of this Master Lease and each Schedule and acknowledge that you have selected the Equipment covered by each Schedule. THIS MASTER LEASE AND EACH SCHEDULE WILL NOT COMMENCE AND WILL NOT BE BINDING ON US UNTIL ACCEPTED IN OUR OAKLAND COUNTY. Ml OFFICES. You appoint us as your attorney-in-fact to execute, deliver and record financing statements on your behalf to show our Interest in the Equipment. You agree that we are authorized without notice to you to supply missing information or correct obvious errors in this Master Lease and any Schedule. Any security deposit you have given us may be used by us to cover any costs or losses we may suffer due to your default of any Lease.

3 LATE CHARGES; OTHER CHARGES: If any payment is not made when due. you agree to pay a late charge at the rate of fifteen percent (15%) of such late payment or twenty-five dollars ($25.00), whichever is greater, and each month thereafter a finance charge of one and three-quarter percent (1.75%) on any unpaid delinquent balance. You also agree to pay twenty-five dollars ($25.00) for each collection call made by us and pay twenty-five dollars ($25.00) for each returned check. You also agree to pay a documentation fee of forty-nine dollars ($49.00).

4 RENEWAL: After the original term of a Schedule expires, the Schedule will automatically renew for successive one (1) month terms unless you send us written notice that you do not want it to renew at least sixty (60) days before the end of any term.

5 EQUIPMENT OWNERSHIP: We are and shall remain the sole owner of the Equipment. You agree to keep the Equipment free from liens and encumbrances.

6 NO WARRANTIES: WE ARE LEASING THE EQUIPMENT TO YOU "AS IS", WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES Of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. We assign to you for the term of this Master Lease and each Schedule any transferable manufacturer or supplier warranties. We are not liable to you for any breach of those warranties. You agree that upon your acceptance of the equipment, you will have no set-offs or counter claims against us.

7 MAINTENANCE: USE; INSTALLATION: You are responsible for installation and maintenance of, and for any damage to, the Equipment. You must maintain and use the Equipment in compliance with all laws and regulations. If the Equipment malfunctions, is damaged, lost or stolen, you agree to continue to make all payments due under this Master Lease and each Schedule.

8 EQUIPMENT LOCATION: You will keep the Equipment only at the address shown on the Schedule and you will not move it from that address unless you get our prior written consent.

9 INSURANCE: Until a Schedule is paid in full and the Equipment has been returned to us. you will: (a) keep the Equipment insured for its full replacement value against all types of loss. Including theft, and name us as loss payee; and, (b) provide and maintain an acceptable general public liability insurance policy. If you do not provide us with acceptable evidence of insurance, we may, but will have no obligation to, obtain insurance for you and add a charge to your monthly payment which will include the premium coat and related costs.

10 LIABILITY: WE ARE NOT RESPONSIBLE FOR ANY LOSSES OR INJURIES TO YOU OR ANY THIRD PARTIES CAUSED BY THE EQUIPMENT OR ITS USE. You agree reimburse us for, and to defend us against, any claims or losses or injuries caused by the Equipment and any costs or attorney fees relative to those claims.

11 TAXES: PERSONAL PROPERTY TAX FEES: You agree to show the Equipment as "leased Property" on all personal property tax returns. You agree to pay us all personal property tax assessed against the Equipment or at our sole election we may opt to charge you a liquidated monthly personal property tax fee. We will advise you in writing of your personal property tax fee. You agree to reimburse us for applicable sales and/or use tax and all other taxes, fees, fines and penalties which may be imposed, levied or assessed by any federal, state or local government or agency, which relate to this Lease, the Equipment or its use.

12 ASSIGNMENT: YOU MAY NOT SELL, PLEDGE, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS MASTER LEASE OR ANY SCHEDULE. We may sell assign or transfer all or any part of this Master lease, any Schedule and/or the Equipment. The new owner will have the same rights that we have, but you agree you will not assert against the new owner any claims, defenses or set-offs that you may have against us or any supplier.

13 DEFAULT; DAMAGES: If you fail to make any Lease payment when due or otherwise default on this Lease, we may accelerate the remaining balance due on this Master Lease or any Schedule , and demand the immediate return of the Equipment to us, if you do not return the Equipment to us with ten
      (10) days of our notice of your default, you will also pay a liquidated Equipment charge equal to the anticipated Lease-end residual value of the Equipment, We may also use any remedies available to us under the Uniform Commercial Code or any other applicable law. You agree to pay our attorney's fees at twenty-five percent (25%) of the amount you owe, plus all actual costs, including all costs of any Equipment repossession. You agree that we have no duty to mitigale any damages to us caused by your default. You waive any notice of our repossession or disposition of the Equipment. By repossessing any Equipment, we do not waive our right to collect the balance due on any Lease. We will not be responsible to you for any consequential or incidental damages. Our delay or failure to enforce our rights under this Master Lease and each Scedule will not prevent us from doing so at a later time.

14 CHOICE OF LAW; JURISDICTION; VENUE; NON-JURY TRIAL: You agree that this Master Lease and each Schedule will be deemed fully executed and performed in the State of Michigan and will be governed by Michigan law. YOU AND
      ANY GUARANTOR EXPRESSLY AGREE TO: (a) BE SUBJECT TO PERSONAL JURISDICTION OF THE STATE OF MICHIGAN; (b) ACCEPT VENUE IN ANY FEDERAL OR STATE COURT IN MICHIGAN, AND (c) WAIVE ANY RIGHT TO A TRIAL BY JURY. Any Master Lease charge and each Schedule charge which exceeds the amount allowed by law shall be reduced to the maximum allowed.

15 FINANCE LEASE; AMENDMENTS: THIS MASTER LEASE AND EACH SCHEDULE IS A "FINANCE LEASE" UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED IN MICHIGAN ("UCC"). THIS MASTER LEASE AND EACH SCHEDULE MAY NOT BE AMENDED EXCEPT BY A WRITING WHICH WE HAVE SIGNED. YOU WAIVE ANY AND ALL RIGHTS AND REMEDIES YOU MAY HAVE UNDER UCC 2A-508) THROUGH 2A-522. INCLUDING ANY RIGHT TO (a) CANCEL THIS MASTER LEASE AND EACH SCHEDULE; (b) REJECT TENDER OF THE EQUIPMENT; (c) REVOKE ACCEPTANCE OF THE EQUIPMENT; (d) RECOVER DAMAGES FOR ANY BREACH OF WARRANTY; AND (e) MAKE DEDUCTIONS OR SETOFFS, FOR ANY REASON. FROM AMOUNTS DUE US UNDER THIS MASTER LEASE AND EACH SCHEDULE. IF ANY PART OF THIS MASTER LEASE AND EACH SCHEDULE IS INCONSISTENT WITH UCC 2A. THE TERMS Of THIS MASTER LEASE AND EACH SCHEDULE WILL GOVERN.

16 EQUIPMENT RETURN: At the and of any Schedule term, you will immediately crate, ship and insure the Equipment, in good working condition, to us by means we designate, with all expenses to be prepaid by you. If you fall to return the Equipment to us as agreed, you shall pay to us one and one-half (1.5) times the regular Lease payment until the Equipment is returned. You will be responsible for any damage to the Equipment during shipping.

17 SAVINGS: If any provision of the Master Lease or any Schedule is unenforceable, invalid or illegal, the remaining provisions will continue to be effective.

CUSTOMER ACCEPTANCE

THIS LEASE MAY NOT BE CANCELED

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
Company Legal Name  Insurance Auto Auctions, Inc.           Signed By /s/ Scott P. Pettit
                                                                     --------------------------------------------------

Acceptance Date  1-23-04                                    Print Name Scott P. Pettit

                                                            Title SVP & CFO

                                                                   Indicate Corporate Officer, Partner, Proprietor, etc.
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Accept By: Savin Corporation, Oakland County. MI, Lessor

Signed By: X ____________________________  Commencement Date:___________________